UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of registrant as specified in charter)

8925 South Kostner Avenue
Hometown, IL 60456
(Address of principal executive offices) (Zip code)

Bassam Osman,
Allied Asset Advisors Funds
8925 South Kostner Avenue
Hometown, IL 60456
(Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2023

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report
May 31, 2023

Trading Symbol: IMANX

IMAN FUND
July 19, 2023

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We are pleased to report that Iman Fund (the Fund) performed well in the fiscal year ending on May 31, 2023. The Fund returned 7.93% in that period, outperforming its benchmark index, the Dow Jones Islamic Market World Index (DJIM), which went up by 4.04% in the same period. Additionally, the Fund outperformed other broad market indexes such as the Standard & Poor’s 500 Index, which went up 2.92%, and the Wilshire 5000 Total Market Index which increased by 2.01%.

The last fiscal year was a year of significant challenges, from the war in Ukraine and growing geopolitical tensions — particularly with China to COVID-19’s easy government money and its lingering impacts leading to disruption in supply chains and trade. Therefore, we witnessed record inflation prompting the Federal Reserve to aggressively tighten monetary policy. Interest rates eclipsed their highest level in a decade, increasing recession fears and sending stocks into bear market territory. Since March 2022, the Fed has raised its benchmark rate ten times, from 0.25 to 5.25 percentage points, while also reducing its massive asset portfolio. Additionally, the impact of climate change continued to intensify. Record summer heat waves sparked devastating wildfires. Floods in Pakistan, caused by melting glaciers and torrential monsoon rains, covered a third of the country leaving over two million homeless.

Stocks declined then struggled until a rally took hold in late 2022. The S&P 500 continued to advance in 2023, gaining 7.50% in the first quarter and 9.65 % by end of May. This advance was supported by moderation in inflation, a resilient labor market, corporate earnings that exceeded conservative expectations, and indications from the Fed that it was nearing the end of its interest rate hikes. Although the failure of two prominent regional banks worried the markets, the stress in the financial system abated as no additional failings took place. By sector, energy performed well, followed by technology, health care and industrials, while real estate, consumer discretionary, communication, and materials lagged.

Outlook: Markets are elated that inflation has abated from its recent peak of 9.1%, but many analysts believe it will prove to be sticky after it declines below 4%. Most anticipate resilient labor markets as policies are geared to avoid any significant rise in unemployment. If “higher rates for longer” materializes the stock market may suffer. Another concern is the possibility of a recession. However, if a soft landing is achieved the stock market will advance.

Some market watchers believe the current market exhibits relatively high stock valuations. During this critical time, we will continue to adhere to our valuation discipline, which has served us well. We believe the Fund holds a solid portfolio of undervalued market leaders, stocks in industries with improving supply-demand trends, and strong companies that are temporarily out of favor. We focus, among other things, on companies with a dominant competitive position, customer loyalty, proven marketing ability, long-term growth, positive capital stewardship, franchise value, strong balance sheets, and intellectual capital. By concentrating on high-quality large-cap stocks, the Fund aims to reduce the impact of declining markets, while still participating in a meaningful way when markets rise. We pay special attention to the fund’s ability to weather declines and strive to deliver consistent and competitive results over the long term. Considering various future possibilities, we continuously evaluate existing holdings and seek to identify new opportunities, resulting in upgrades to the portfolio.

At the Iman Fund we make it our mission to provide investors the best chance of investment success while adhering to Islamic principles. We thank you for the trust you have placed in the Iman Fund and for giving us the opportunity to help you reach your financial goals in the years to come.

Very Truly Yours,

Bassam Osman, President

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

IMAN FUND

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2023, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.

The benchmark for the Fund is the Dow Jones Islamic Market World Index. The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles.

The Standard and Poor’s 500 (S&P 500) is a stock market index tracking the stock performance of 500 large companies listed on exchanges in the United States.

The Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2023 (Unaudited)

As a shareholder of the Iman Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2022 - 5/31/2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/22	5/31/23	12/1/22 - 5/31/23*
Actual	$1,000.00	$1,089.00	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2023 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2013 to May 31, 2023
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2013 and held through May 31, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure stock markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	One	Five	Ten
Average Annual Total Return as of May 31, 2023	Year	Years	Years
Iman Fund	7.93%	6.25%	10.39%
Dow Jones Islamic Market World Index*	4.04%	9.20%	9.73%

*
The Dow Jones Islamic Market World Index is a compilation of various country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles. The index provides a definitive standard for measuring stock market performance for Islamic investors on a global basis, in accordance with Dow Jones Indexes’ established index methodology.

The Fund’s gross expense ratio, per the Fund’s prospectus dated September 30, 2022, was 1.28%.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2023
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 97.6%
	AGRICULTURE, CONSTRUCTION AND
	MINING MACHINERY MANUFACTURING - 0.7%
10,900	The Toro Co.	$1,066,347

	APPAREL ACCESSORIES AND OTHER APPAREL MANUFACTURING - 0.8%
2,520	Deckers Outdoor Corp. (a)	1,197,000

	ARCHITECTURAL, ENGINEERING, AND RELATED SERVICES - 0.6%
9,700	Exponent, Inc.	885,804

	AUDIO AND VIDEO EQUIPMENT MANUFACTURING - 1.4%
25,400	Dolby Laboratories, Inc. - Class A	2,096,262

	BASIC CHEMICAL MANUFACTURING - 1.0%
4,075	Linde PLC (b)	1,441,165

	BUSINESS SUPPORT SERVICES - 0.4%
11,853	JD.com, Inc. - ADR (b)	386,408
1,859	NV5 Global, Inc. (a)	168,463
		554,871
	CLOTHING STORES - 1.6%
19,135	Ross Stores, Inc.	1,982,769
5,900	The TJX Companies, Inc.	453,061
		2,435,830
	COMMUNICATIONS EQUIPMENT MANUFACTURING - 8.4%
65,370	Apple, Inc.	11,586,832
7,700	QUALCOMM, Inc.	873,257
		12,460,089
	COMPUTER AND PERIPHERAL EQUIPMENT MANUFACTURING - 4.2%
74,400	Cisco Systems, Inc.	3,695,448
11,200	Super Micro Computer, Inc. (a)	2,508,240
		6,203,688
	COMPUTER SYSTEMS DESIGN AND RELATED SERVICES - 1.3%
2,415	Aspen Technology, Inc. (a)	395,867
5,100	Cognizant Technology Solutions Corp. - Class A	318,699
3,075	EPAM Systems, Inc. (a)	789,106
755	ServiceNow, Inc. (a)	411,309
		1,914,981
	CUT AND SEW APPAREL MANUFACTURING - 1.4%
3,650	Cintas Corp.	1,723,311
790	Lululemon Athletica, Inc. (a)	262,225
		1,985,536
	DATA PROCESSING, HOSTING, AND RELATED SERVICES - 0.5%
2,055	Automatic Data Processing, Inc.	429,474
17,130	Ooma, Inc. (a)	228,172
		657,646
	ELECTRICAL EQUIPMENT MANUFACTURING - 0.7%
12,000	Franklin Electric Co., Inc.	1,091,520

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 97.6% (Continued)
	FOOTWEAR MANUFACTURING - 1.5%
13,700	Columbia Sportswear Co.	$1,011,471
12,190	NIKE, Inc. - Class B	1,283,119
		2,294,590
	FREIGHT TRANSPORTATION ARRANGEMENT - 0.7%
3,400	Expeditors International of Washington, Inc.	375,054
3,780	JB Hunt Transport Services, Inc.	631,147
		1,006,201
	GASOLINE STATIONS - 2.1%
19,200	Chevron Corp.	2,891,904
13,300	Magnolia Oil & Gas Corp. - Class A	257,089
		3,148,993
	GENERAL FREIGHT TRUCKING - 1.3%
6,370	Old Dominion Freight Line, Inc.	1,977,503

	INDUSTRIAL MACHINERY MANUFACTURING - 3.5%
3,700	Applied Materials, Inc.	493,210
4,485	ASML Holding NV (b)	3,242,341
9,180	Axcelis Technologies, Inc. (a)	1,446,309
		5,181,860
	MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING - 4.6%
30,900	AngioDynamics, Inc. (a)	292,314
69,200	Cerus Corp. (a)	148,088
3,900	Edwards Lifesciences Corp. (a)	328,497
17,800	Globus Medical, Inc. - Class A (a)	963,514
1,480	Intuitive Surgical, Inc. (a)	455,603
25,775	Johnson & Johnson	3,996,671
8,500	Merit Medical Systems, Inc. (a)	700,400
		6,885,087
	MEDICINAL AND BOTANICAL MANUFACTURING - 1.3%
49,000	Roche Holding AG - ADR (b)	1,939,910

	METAL ORE MINING - 2.4%
58,000	Alamos Gold, Inc. - Class A (b)	715,720
12,300	Franco-Nevada Corp. (b)	1,788,297
24,665	Wheaton Precious Metals Corp. (b)	1,116,091
		3,620,108
	METALWORKING MACHINERY MANUFACTURING - 0.2%
2,000	Lincoln Electric Holdings, Inc.	339,320

	MISCELLANEOUS DURABLE GOODS MERCHANT WHOLESALERS - 0.7%
3,335	Pool Corp.	1,054,627

	MOTOR VEHICLE AND MOTOR VEHICLE PARTS
	AND SUPPLIES MERCHANT WHOLESALERS - 0.2%
2,700	Copart, Inc. (a)	236,493

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 97.6% (Continued)
	MOTOR VEHICLE MANUFACTURING - 2.0%
19,500	Federal Signal Corp.	$1,033,305
9,565	Tesla, Inc. (a)	1,950,590
		2,983,895
	MOTOR VEHICLE PARTS MANUFACTURING - 0.3%
3,550	Visteon Corp. (a)	474,209

	NAVIGATIONAL, MEASURING, ELECTROMEDICAL,
	AND CONTROL INSTRUMENTS MANUFACTURING - 2.8%
6,700	Danaher Corp.	1,538,454
2,365	IDEXX Laboratories, Inc. (a)	1,099,181
39,200	MaxLinear, Inc. (a)	1,145,032
5,230	Transcat, Inc. (a)	442,092
		4,224,759
	NURSING CARE FACILITIES (SKILLED NURSING FACILITIES) - 0.4%
6,500	The Ensign Group, Inc.	575,965

	OFFICE ADMINISTRATIVE SERVICES - 0.7%
5,153	CorVel Corp. (a)	1,007,102

	OIL AND GAS EXTRACTION - 1.5%
27,100	BHP Group Ltd. - ADR (b)	1,487,790
5,000	EOG Resources, Inc.	536,450
1,265	Pioneer Natural Resources Co.	252,292
		2,276,532
	OTHER FINANCIAL INVESTMENT ACTIVITIES - 1.1%
3,150	Chemed Corp.	1,681,376
	OTHER FOOD MANUFACTURING - 0.2%
1,870	J&J Snack Foods Corp.	287,887

	OTHER GENERAL PURPOSE MACHINERY MANUFACTURING - 1.9%
1,385	Mettler-Toledo International, Inc. (a)	1,830,790
4,455	Nordson Corp.	970,878
		2,801,668
	OTHER INFORMATION SERVICES - 3.6%
7,200	CoStar Group, Inc. (a)	571,680
18,075	Meta Platforms, Inc. - Class A (a)	4,784,814
		5,356,494
	PESTICIDE, FERTILIZER, AND OTHER AGRICULTURAL
	CHEMICAL MANUFACTURING - 0.2%
2,440	SiteOne Landscape Supply, Inc. (a)	336,452

	PETROLEUM AND COAL PRODUCTS MANUFACTURING - 3.5%
50,200	Exxon Mobil Corp.	5,129,436

	PHARMACEUTICAL AND MEDICINE MANUFACTURING - 6.7%
12,905	Abbott Laboratories	1,316,310
9,400	Amphastar Pharmaceuticals, Inc. (a)	417,078
3,715	Eli Lilly & Co.	1,595,444
3,800	Lantheus Holdings, Inc. (a)	329,042
4,600	Moderna, Inc. (a)	587,466

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 97.6% (Continued)
	PHARMACEUTICAL AND MEDICINE MANUFACTURING - 6.7% (Continued)
13,455	Novo Nordisk A/S - ADR (b)	$2,158,989
1,555	Regeneron Pharmaceuticals, Inc. (a)	1,143,796
1,300	Vertex Pharmaceuticals, Inc. (a)	420,641
5,930	West Pharmaceutical Services, Inc.	1,984,356
		9,953,122
	RESTAURANTS AND OTHER EATING PLACES - 0.7%
115	Chipotle Mexican Grill, Inc. (a)	238,796
4,600	Manhattan Associates, Inc. (a)	834,532
		1,073,328
	SAWMILLS AND WOOD PRESERVATION - 0.2%
3,720	UFP Industries, Inc.	290,532

	SEMICONDUCTOR AND OTHER ELECTRONIC
	COMPONENT MANUFACTURING - 14.5%
8,900	Advanced Micro Devices, Inc. (a)	1,052,069
42,315	Alphabet, Inc. - Class A (a)	5,199,244
12,865	Alphabet, Inc. - Class C (a)	1,587,155
4,350	Analog Devices, Inc.	772,952
13,700	FormFactor, Inc. (a)	428,673
1,240	Lam Research Corp.	764,708
2,675	Monolithic Power Systems, Inc.	1,310,509
8,970	NVIDIA Corp.	3,393,710
52,800	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	5,205,552
5,315	Texas Instruments, Inc.	924,172
17,100	Vicor Corp. (a)	946,485
		21,585,229
	SERVICES TO BUILDINGS AND DWELLINGS - 0.2%
7,300	Rollins, Inc.	287,036

	SOAP, CLEANING COMPOUND, AND TOILET
	PREPARATION MANUFACTURING - 2.4%
8,125	Inter Parfums, Inc.	1,020,500
780	The Estee Lauder Companies., Inc. - Class A	143,543
16,980	The Procter & Gamble Co.	2,419,650
		3,583,693
	SOFTWARE PUBLISHERS - 11.2%
2,230	Adobe, Inc. (a)	931,672
2,300	ANSYS, Inc. (a)	744,257
8,200	Cadence Design Systems, Inc. (a)	1,893,462
950	Intuit, Inc.	398,164
30,745	Microsoft Corp.	10,096,350
6,490	Salesforce, Inc. (a)	1,449,736
8,100	Shopify, Inc. - Class A (a)(b)	463,239
1,660	Tyler Technologies, Inc. (a)	658,954
		16,635,834
	SUPPORT ACTIVITIES FOR CROP PRODUCTION - 0.3%
8,500	Corteva, Inc.	454,665

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 97.6% (Continued)
	SUPPORT ACTIVITIES FOR MINING - 0.6%
8,400	Rio Tinto PLC - ADR (b)	$496,020
30,500	SSR Mining, Inc. (b)	450,485
		946,505
	WAREHOUSING AND STORAGE - 1.0%
8,185	Landstar Systems, Inc.	1,435,485

	WIRED TELECOMMUNICATIONS CARRIERS - 0.2%
1,155	ResMed, Inc.	243,462
	TOTAL COMMON STOCKS (Cost $126,121,235)	145,300,097

REITS - 1.7%
	LESSORS OF REAL ESTATE - 1.7%
9,100	Public Storage	2,578,030
	TOTAL REITS (Cost $2,787,507)	2,578,030

	Total Investments (Cost $128,908,742) - 99.3%	147,878,127
	Other Assets in Excess of Liabilities - 0.7%	976,558
	TOTAL NET ASSETS - 100.0%	$148,854,685

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
ADR – American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2023

Assets:
Investments, at value (cost $128,908,742)	$147,878,127
Cash	990,994
Receivable for capital shares sold	51,692
Dividends receivable	194,659
Other assets	25,778
Total Assets	149,141,250

Liabilities:
Payable to Adviser (Note 3)	121,794
Payable for capital shares redeemed	5,993
Payable for professional fees	34,522
Payable for Trustee fees	4,494
Accrued expenses and other liabilities	119,762
Total Liabilities	286,565
Net Assets	$148,854,685

Net assets consist of:
Paid-in capital	$143,897,839
Total distributable earnings	4,956,846
Net Assets	$148,854,685

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,474,682
Net asset value, redemption price and offering price per share	$11.93

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2023

Investment income:
Dividend income (net of foreign withholding tax of $38,774)	$1,482,221
Total investment income	1,482,221

Expenses:
Advisory fees (Note 3)	1,341,351
Administration fees	154,632
Transfer agent fees and expenses	119,305
Legal fees	49,507
Fund accounting fees	42,644
Federal and state registration fees	38,631
Trustees’ fees and related expenses	19,409
Custody fees	16,804
Audit fees	13,760
Reports to shareholders	12,779
Other expenses	1,715
Total expenses	1,810,537
Net investment loss	(328,316)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(13,777,851)
Change in net unrealized appreciation/depreciation on investments and foreign currency translation	24,672,576
Realized and unrealized gain on investments	10,894,725
Net increase in net assets from operations	$10,566,409

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
From operations:
Net investment loss	$(328,316)	$(1,252,403)
Net realized gain (loss) on investments	(13,777,851)	4,662,832
Change in net unrealized appreciation (depreciation) on investments	24,672,576	(27,320,565)
Net increase (decrease) in net assets from operations	10,566,409	(23,910,136)

Net decrease in net assets resulting from distributions paid	(1,816,367)	(30,515,760)

From capital share transactions:
Proceeds from sale of shares	10,488,168	21,707,521
Net asset value of shares issued in reinvestment of distributions to shareholders	1,785,279	30,357,760
Payments for shares redeemed	(11,833,619)	(12,612,281)
Net increase in net assets from capital share transactions	439,828	39,453,000

Total increase (decrease) in net assets	9,189,870	(14,972,896)

Net assets:
Beginning of year	139,664,815	154,637,711
End of year	$148,854,685	$139,664,815

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.21	$15.73	$11.63	$12.76	$13.96

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)	(0.10)	(0.13)	(0.05)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.90	(1.41)	4.65	0.56	0.21
Total from investment operations	0.87	(1.51)	4.52	0.51	0.15

Less distributions paid:
From net investment income	—	—	—	—	—
From net realized gain on investments	(0.15)	(3.01)	(0.42)	(1.64)	(1.35)
Total distributions paid	(0.15)	(3.01)	(0.42)	(1.64)	(1.35)

Net asset value, end of year	$11.93	$11.21	$15.73	$11.63	$12.76

Total return	7.93%	-14.19%	38.85%	2.50%	2.72%

Net assets at end of year (000’s)	$148,855	$139,665	$154,638	$115,345	$114,861

Ratio of expenses to average net assets	1.35%	1.28%	1.29%	1.33%	1.34%

Ratio of net investment income (loss)
to average net assets	(0.24)%	(0.77)%	(0.93)%	(0.40)%	(0.48)%

Portfolio turnover rate	71.9%	114.5%	106.6%	95.4%	89.4%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2023
1. Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The Fund seeks growth of capital while adhering to Islamic principles. The Fund seeks to achieve its investment objective by investing in common stocks and equity-related securities of domestic and foreign issuers that meet Islamic principles and whose prices the Adviser anticipates will increase over the long term. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive interest income as their primary source of income. The Fund may invest in companies of all market capitalizations. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. There can be no guarantee that the Fund will achieve its investment objective.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•	Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price. The Fund did not hold any such securities during the year ended May 31, 2023.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees. The Fund did not hold any such securities during the year ended May 31, 2023.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2023

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical securities the Fund has the ability to access.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2023

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$145,300,097	$—	$—	$145,300,097
REIT	2,578,030	—	—	2,578,030
Total*	$147,878,127	$—	$—	$147,878,127

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

The Fund did not hold any investments during the year ended May 31, 2023 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2023, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2020 through May 31, 2023.

As of May 31, 2023, the tax cost of investments and the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments	$129,216,324
Gross tax unrealized appreciation	$26,887,102
Gross tax unrealized depreciation	(8,225,299)
Net tax unrealized appreciation	18,661,803
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(13,704,957)
Total distributable earnings	$4,956,846

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses relating to wash sale transactions.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2023

At May 31, 2023, the Iman Fund had short-term tax basis capital losses of $8,666,221 and long-term tax basis capital losses of $5,038,726 which may be carried forward to offset future capital gains. To the extent that the Iman Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended May 31, 2023, the Fund did not defer, on a tax basis, any ordinary late year losses or post-October capital losses.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
Ordinary income	$—	$10,093,075
Long-term capital gains	$1,816,367	$20,422,685

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book to tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.

For the fiscal year ended May 31, 2023, total distributable earnings was increased by $749,599 and paid-in capital was decreased by $(749,599) resulting from such reclassification. This reclassification was due to net operating losses.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Subsequent Events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. For the period noted above, there were no such events or transactions.

Ukraine/Russia War: On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

3. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

For the year ended May 31, 2023, the Fund had advisory expenses of $1,341,351 and as of May 31, 2023, the Fund had $121,794 payable to the Adviser.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2023

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”), a subsidiary of ACA Global.  Fees for such distribution services are paid to the Distributor by the Adviser.

4. Capital Share Transactions

Capital share transactions of the Fund for the year ended May 31, 2023, were as follows:

	Amount	Shares
Shares sold	$10,488,168	938,942
Shares reinvested	1,785,279	170,351
Shares redeemed	(11,833,619)	(1,088,869)
Net increase	$439,828	20,424

Shares Outstanding
Beginning of year		12,454,258
End of year		12,474,682

Capital share transactions of the Fund for the year ended May 31, 2022, were as follows:

	Amount	Shares
Shares sold	$21,707,521	1,441,571
Shares reinvested	30,357,760	2,056,759
Shares redeemed	(12,612,281)	(872,858)
Net increase	$39,453,000	2,625,472

Shares Outstanding
Beginning of year		9,828,786
End of year		12,454,258

5. Securities Transactions

During the year ended May 31, 2023, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $96,151,896 and $97,637,763, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 (“1940 Act”). As of May 31, 2023, the North American Islamic Trust (“NAIT”) held 46.25% of the Fund. NAIT is the parent company of the Adviser.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iman Fund and
Board of Trustees of Allied Asset Advisors Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Allied Asset Advisors Funds comprising Iman Fund (the “Fund”) as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
July 27, 2023

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held May 8, 2023, approved continuation of the investment advisory contract for a period through June 30, 2024.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services

The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser

In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,300 U.S. large cap growth mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for the one-, three-, five- and ten-year periods ended April 30, 2023.  The Board also compared the Fund’s performance for the three-month, six-month and one-, three-, five- and ten-year periods ended March 31, 2023 with that of several benchmark indices:  the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Market World Index (the “DJIM”), the Wilshire 5000 (the “W5000”), the S&P 500 Index and the S&P Shariah Index. In addition, the Board also compared the Fund’s performance for the three-month and one-, three-, five- and ten-year periods ended March 31, 2023 with five other mutual funds that follow Islamic principles.

The Board considered that the Fund had outperformed all benchmark indices for the three-month and six-month periods ended March 31, 2023.

The Board considered that the Fund had outperformed all the Islamic principles peer funds for the three-month and six-month periods ended March 31, 2023, and performed competitively for the one-year, three-year, five-year, and ten-year periods ended March 31, 2023.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Adviser

The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board also noted that the Fund’s net expense ratio, as a percentage of net assets, was in the fourth quartile of comparable funds and was higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan.  The Board also considered the financial condition of the Adviser, which was operating at a loss. The Board concluded that the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund were also reasonable.

4.  Economies of Scale

The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

5.  Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s Advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. Each trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 8925 South Kostner Avenue, Hometown, IL 60456.

Other
	Position/Term			Directorships
	of Office and			Held by Trustee
Name, Year of	Length of Time	Principal Occupations	No. of Funds	During the Past
Birth and Address	Served Complex	During the Past Five Years	in Overseen	Five Years
Independent Trustees
Abdalla Idris Ali	Independent Trustee,	2017 to present – Senior Community and	1	None
Year of birth: 1949	indefinite term,	Religious Advisor of “ISNA Canada”.
8925 S. Kostner Avenue	since 2000
Hometown, IL 60456
Mohammed Kaiseruddin	Independent Trustee,	Retired. 1973 to 2017 –	1	None
Year of birth: 1944	indefinite term,	Nuclear Engineer,
8925 S. Kostner Avenue	since 2000;	Sargent & Lundy.
Hometown, IL 60456	Chairperson since 2006
Muhammad M. Kudaimi	Independent Trustee,	1988 to present –	1	None
Year of birth: 1956	indefinite term,	Medical Doctor.
8925 S. Kostner Avenue	since 2009
Hometown, IL 60456
Interested Trustee
Bassam Osman(1)(2)	Trustee,	1980 to present – Medical Doctor;	1	None
Year of birth: 1950	indefinite term,	2000 to present – Portfolio
8925 S. Kostner Avenue	since 2000	Manager to the Fund.
Hometown, IL 60456
Officers
Bassam Osman(1)(2)	President	(See Above.)	1	N/A
Year of birth: 1950	since 2000
8925 S. Kostner Avenue
Hometown, IL 60456
Mohamad Nasir	Interim Chief	General Manager of Allied	1	N/A
Year of birth: 1966	Compliance Officer	Asset Advisors since May, 2011.
8925 S. Kostner Avenue	and Secretary
Hometown, IL 60456	since 2022
Salah Obeidallah	Treasurer	President of Allied Asset	1	N/A
Year of birth: 1956	since 2022	Advisors since June, 2015;
8925 S. Kostner Avenue		Executive Director of NAIT
Hometown, IL 60456		March, 2015 – September, 2022.

(1)	This Trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser.
(2)	Dr. Osman serves on the Board of Trustees of NAIT, which is an affiliate of the Fund.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited), (Continued)

Tax Information

The Fund designates 0.00% of its ordinary income distribution for the year ended May 31, 2023 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2023, 0.00% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2023, 0.00% of the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

The Fund designates 0.00% of its ordinary income distributions for the year ended May 31, 2023 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Trustees has approved the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, the Fund’s board discussed and determined in the October 2022 board meeting, that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

IMAN FUND
ADDITIONAL INFORMATION (Unaudited)
May 31, 2023

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”).

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Hometown, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
Milwaukee, Wisconsin

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bank Global Fund Services
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Kirkland & Ellis LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Quasar Distributors, LLC is the Distributor for the Fund.

Investment Advisor
AAA
Allied Asset Advisors, Inc.
8925 South Kostner Avenue
Hometown, IL 60456
(630) 789-0453
1-877-417-6161
www.investaaa.com

IF-ANNUAL523

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2023	FYE 5/31/2022
( a ) Audit Fees	14,250	13,750
( b ) Audit-Related Fees	-	-
( c ) Tax Fees	-	-
( d ) All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2023	FYE 5/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2023	FYE 5/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

(i)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Allied Asset Advisors Funds

By (Signature and Title)*       /s/Bassam Osman
Bassam Osman, President

Date    08/04/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Bassam Osman
Bassam Osman, President

Date    08/04/2023

By (Signature and Title)*       /s/Salah Obeidallah
Salah Obeidallah, Treasurer

Date    08/07/2023

* Print the name and title of each signing officer under his or her signature.